UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22041

Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report — October 31, 2023

To Our Shareholders,

For the fiscal year ended October 31, 2023, the net asset value (NAV) total return per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund was (2.1)% compared with a total return of 10.1% for the Standard & Poor’s (S&P) 500 Index. The performance of the ICE BofA 3 Month U.S. Treasury Bill Index for the year ended October 31, 2023 was 4.8%. Other classes of shares are available. See page 3 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is capital appreciation. Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations, and other corporate reorganizations.

Performance Discussion (Unaudited)

Global announced mergers and acquisitions (M&A) transactions totaled $2 trillion through the first nine months of 2023, a 27% decrease compared with the same period a year ago, with nearly 41,000 deals announced. 11,300 deals were agreed to within the United States, equating to nearly $900 billion in activity. The focus for the third calendar quarter was the relief from antitrust scrutiny by global enforcers and higher interest rates which have benefited deal spreads, but also quelled potential deal activity.

Dealmaking outside the U.S. totaled $1.1 trillion through the first three calendar quarters of 2023, with nearly 30,000 deals announced. European activity totaled $392 billion, while deals in the Asia Pacific region equaled $456 billion, with both regions declining on a year-over-year basis.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Over the last several quarters, the Federal Trade Commission (FTC) and Department of Justice (DOJ) have been stern in their enforcement of merger laws. However, several high profile transactions cleared the grasp of the U.S. antitrust enforcers in the third calendar quarter. The FTC, Amgen, and Horizon Therapeutics agreed to a settlement following a lawsuit by the agency, allowing the $27 billion transaction to close successfully. L3Harris closed on its acquisition of rocket maker, Aerojet Rocketdyne, after the FTC signaled it would not block the transaction. In addition, a U.S. District Court dismissed the FTC’s preliminary injunction against Microsoft’s acquisition of Activision Blizzard, priming it one step closer to completion.

As higher interest rates work their way through the markets, they will be a tailwind to merger arbitrage strategies. Deals continue to close as buyers and sellers remain bound by their merger agreements, and activity is beginning to tick up, as buyers grow more comfortable with the potential for higher interest rates for longer, understanding that intelligent acquisitions can be terrific growth drivers for their companies.

Significant Deals during the period were:

Sciplay Corp (no longer held) develops slot machine and casino games for mobile and web applications. Light & Wonder agreed to purchase the remaining 17% interest it did not already own of Sciplay. The agreement was entered into on August 8 for $22.95 cash per share. The deal closed on October 23 following information being mailed to minority shareholders.

Sovos Brands (2.2% of net assets as of October 31, 2023) manufactures a variety of pasta, soups, sauces, and frozen entrées, notably under the brand “Rao’s”. On August 7 the company agreed to be acquired by Campbell Soup for $23 cash per share or a total deal value of $2.3 billion. Sovos shareholders approved the transaction in October, but it remains subject to U.S. antitrust clearance and is expected to close in the middle of 2024.

Uni-Select Inc (no longer held) is a distributor of refinishing and industrial coatings for automotive parts. On February 27 the company agreed to be acquired by LKQ Corp for C$48 cash per share, or a C$2.1 billion total deal value. The deal closed on August 1 after receiving conditional clearance from the UK CMA after agreeing to divest a business line.

Thank you for your investment in The Gabelli Enterprise Mergers & Acquisitions Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through October 31, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (2/28/01)
Class A (EMAAX)	(2.09)%	1.07%	2.10%	4.67%	3.56%
With sales charge (c)	(7.72)	(0.12)	1.50	4.25	3.29
Class AAA (EAAAX) (d)	(2.11)	1.13	2.25	4.81	3.66
Class C (EMACX)	(2.89)	0.40	1.48	4.05	2.97
With contingent deferred sales charge (e)	(3.86)	0.40	1.48	4.05	2.97
Class Y (EMAYX)	(1.30)	1.70	2.65	5.20	4.07
S&P 500 Index (f)	10.14	11.01	11.18	12.49	7.58
Lipper U.S. Treasury Money Market Fund Average (f)	4.51	1.55	0.93	0.63	1.17
ICE BofA 3 Month U.S. Treasury Bill Index (f)	4.77	1.77	1.16	0.82	1.53

(a)	The Fund’s fiscal year ends on October 31.
(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	The Class A Share NAVs are used to calculate the performance for the periods prior to the issuance of Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this share class.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(f)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. You cannot invest directly in an index.

In the current prospectuses dated February 28, 2023, the Fund’s gross expense ratios are 1.71%, 1.71%, 2.46%, and 1.46% for the Class AAA, A, C, and Y Shares, respectively, and the net expense ratio for Class Y Shares after contractual reimbursements by the Adviser is 1.02%. See page 13 for the expense ratios for the year ended October 31, 2023. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P

500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	(2.09)%	1.07%	2.10%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2023 through October 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended October 31, 2023.

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$960.10	1.88%	$9.29
Class A	$1,000.00	$960.70	1.89%	$9.34
Class C	$1,000.00	$956.70	2.64%	$13.02
Class Y	$1,000.00	$964.90	1.01%	$5.00
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.73	1.88%	$9.55
Class A	$1,000.00	$1,015.68	1.89%	$9.60
Class C	$1,000.00	$1,011.90	2.64%	$13.39
Class Y	$1,000.00	$1,020.11	1.01%	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2023:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
Energy and Utilities	11.2%
Health Care	9.5%
Computer Software and Services	8.6%
Building and Construction	6.4%
U.S. Government Obligations	6.1%
Financial Services	5.7%
Food and Beverage	5.5%
Diversified Industrial	5.3%
Entertainment	4.4%
Wireless Communications	4.1%
Cable and Satellite	3.2%
Metals and Mining	3.2%
Business Services	2.9%
Specialty Chemicals	2.8%
Retail	2.6%
Automotive	2.6%
Media	2.6%
Telecommunications	2.4%
Broadcasting	1.9%
Consumer Products	1.9%
Machinery	1.8%
Aerospace and Defense	1.0%
Electronics	0.8%
Hotels and Gaming	0.8%
Real Estate	0.5%
Materials	0.5%
Communications Equipment	0.2%
Closed-End Funds	0.1%
Semiconductors	0.1%
Publishing	0.1%
Containers and Packaging	0.1%
Other Assets and Liabilities (Net)	1.9%

Short Positions
Energy and Utilities	(0.4)%
Building and Construction	(0.2)%
Semiconductors	(0.1)%
Metals and Mining	(0.1)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 92.0%
	Aerospace and Defense — 1.0%
17,000	Kaman Corp.	$613,277	$316,370
1,400	L3Harris Technologies Inc.	261,919	251,174
		875,196	567,544
	Automotive — 2.6%
20,000	Iveco Group NV†	119,446	168,322
600,000	Pendragon plc†	239,964	234,096
10,000	Vitesco Technologies Group AG†	959,206	974,510
		1,318,616	1,376,928
	Broadcasting — 1.9%
22,000	Sinclair Inc.	433,619	239,140
55,000	TEGNA Inc.	1,120,493	798,050
		1,554,112	1,037,190
	Building and Construction — 6.4%
1,500	Carrier Global Corp.	21,716	71,490
10,000	Griffon Corp.	85,000	399,400
2,700	Lennar Corp., Cl. B	202,247	266,247
11,510	Nobility Homes Inc.	168,049	346,796
7,500	Skyline Champion Corp.†	35,946	439,725
9,700	Vulcan Materials Co.	381,876	1,905,953
		894,834	3,429,611
	Business Services — 2.9%
3,400	Applus Services SA	36,327	35,795
230,000	Clear Channel Outdoor Holdings Inc.†	654,510	253,000
75,000	Dawson Geophysical Co.†	173,675	120,000
2,000	eWork Group AB	16,512	20,390
2,000	SP Plus Corp.†	102,719	101,060
104,000	Steel Connect Inc.†	1,328,465	947,440
500	Veritiv Corp.	84,132	84,705
		2,396,340	1,562,390
	Cable and Satellite — 3.2%
20,000	DISH Network Corp., Cl. A†	303,325	98,000
3,500	Liberty Broadband Corp., Cl. A†	15,669	291,620
3,500	Liberty Broadband Corp., Cl. C†	94,710	291,585
42,000	Liberty Global plc, Cl. A†	1,058,761	653,520
3,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	7,186	172,650
3,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	9,110	194,070
		1,488,761	1,701,445
	Communications Equipment — 0.2%
5,500	Digi International Inc.†	52,754	138,490
Shares		Cost	Market Value
	Computer Software and Services — 8.6%
43,000	Avid Technology Inc.†	$1,144,526	$1,161,860
50,000	Computer Task Group Inc.†	514,970	519,000
14,000	EMIS Group plc	328,784	327,564
16,000	EngageSmart Inc.†	361,427	362,400
5,000	ESI Group†	810,549	788,285
2,000	Fiserv Inc.†	167,138	227,500
8,000	Gen Digital Inc.	157,618	133,280
3,000	New Relic Inc.†	252,060	260,010
6,000	Playtech plc†	52,349	28,631
700	Rockwell Automation Inc.	127,509	183,967
2,000	Splunk Inc.†	289,817	294,320
16,500	Stratasys Ltd.†	273,890	167,805
1,200	VMware Inc., Cl. A†	133,351	183,600
		4,613,988	4,638,222
	Consumer Products — 1.9%
4,500	Bang & Olufsen A/S†	12,186	5,493
12,000	Capri Holdings Ltd.†	645,430	614,160
12,000	iRobot Corp.†	628,544	395,160
		1,286,160	1,014,813
	Containers and Packaging — 0.1%
10,000	Ardagh Metal Packaging SA	36,408	33,700

	Diversified Industrial — 5.3%
6,500	Hexcel Corp.	341,416	402,480
130,800	Myers Industries Inc.	2,252,632	2,193,516
575,000	Schmitt Industries Inc.†	17,365	25,875
1,000	Textainer Group Holdings Ltd.	48,896	49,120
15,000	Tredegar Corp.	134,250	67,200
28,000	Velan Inc.	195,897	117,714
		2,990,456	2,855,905
	Electronics — 0.8%
300	MKS Instruments Inc.	28,156	19,698
800	Schaffner Holding AG	442,697	435,332
		470,853	455,030
	Energy and Utilities — 11.2%
5,000	Alerion Cleanpower SpA	13,708	123,533
132,000	Alvopetro Energy Ltd.	368,734	799,567
1,000	Avangrid Inc.	38,750	29,870
20,000	Avista Corp.	827,470	633,800
3,000	Crestwood Equity Partners LP	79,495	81,840
2,000	Denbury Inc.†	178,658	177,780
35,000	Endesa SA	965,019	657,900
7,087	Energy Transfer LP	34,617	93,194
1,000	Etablissements Maurel et Prom SA	4,222	5,941
7,000	Green Plains Partners LP	109,535	103,320

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
160,000	Gulf Coast Ultra Deep Royalty Trust	$94,045	$2,040
3,000	Holly Energy Partners LP	65,047	63,750
2,500	KLX Energy Services Holdings Inc.†	14,337	25,700
8,000	Northwestern Energy Group Inc.	221,528	384,080
9,004	ONEOK Inc.	591,563	587,061
17,700	PNM Resources Inc.	840,407	748,002
8,000	Portland General Electric Co.	395,164	320,160
27,000	Severn Trent plc	749,893	871,624
1,500	Southwest Gas Holdings Inc.	71,090	87,915
10,500	UGI Corp.	419,811	218,400
		6,083,093	6,015,477
	Entertainment — 4.4%
22,000	Atlanta Braves Holdings Inc., Cl. A†	556,434	834,020
1,672	Atlanta Braves Holdings Inc., Cl. C†	56,824	58,152
46,000	Fox Corp., Cl. B(a)	1,763,828	1,283,860
100,000	IMAX China Holding Inc.	121,412	92,138
128	Liberty Media Corp.-Liberty Live, Cl. A†	162	3,999
128	Liberty Media Corp.-Liberty Live, Cl. C†	175	4,079
11,000	Warner Bros Discovery Inc.†	63,399	109,340
		2,562,234	2,385,588
	Financial Services — 5.7%
20,000	Argo Group International Holdings Ltd.	592,598	596,800
800	Brookfield Asset Management Ltd., Cl. A	28,564	22,936
3,200	Brookfield Corp.	128,512	93,280
17,500	Cadence Bank	492,550	370,650
1,000	Cincinnati Bancorp Inc.†	14,370	13,192
2,566	CNFinance Holdings Ltd., ADR†	6,265	6,441
7,500	Fanhua Inc., ADR†	59,210	49,275
2,319	First Bank	29,131	25,648
17,000	First Horizon Corp.	318,115	182,750
12,000	Greenhill & Co. Inc.	175,948	177,720
2,000	Gresham House plc	27,643	26,254
27,000	Navient Corp.	253,412	429,570
31,000	Sculptor Capital Management Inc.	364,357	392,150
7,684	Shore Bancshares Inc.	127,051	78,838
Shares		Cost	Market Value
1,500	SouthState Corp.	$101,474	$99,150
13,000	Synovus Financial Corp.	455,304	338,910
400	Topdanmark AS	11,380	17,919
3,000	Vericity Inc.†	33,390	32,940
3,000	Webster Financial Corp.	77,948	113,910
		3,297,222	3,068,333
	Food and Beverage — 5.5%
24,800	Blue Apron Holdings Inc., Cl. A†	318,650	321,408
11,000	Chr. Hansen Holding A/S	731,429	749,318
10,000	Finsbury Food Group plc	13,632	12,701
4,000	Flowers Foods Inc.	9,484	87,720
12,000	GrainCorp Ltd., Cl. A	137,407	52,829
10,000	Hostess Brands Inc.†	334,025	334,000
1,500	Lucas Bols NV	27,568	27,537
10,000	Primo Water Corp.	146,627	130,600
55,000	Sovos Brands Inc.†	1,240,477	1,194,050
14,000	United Malt Group Ltd.†	29,008	44,404
		2,988,307	2,954,567
	Health Care — 9.3%
2,000	Abcam plc, ADR†	44,800	45,840
2,300	Amedisys Inc.†	208,889	210,427
1,200	Bio-Rad Laboratories Inc., Cl. A†	116,459	330,336
6,500	Dechra Pharmaceuticals plc	312,893	300,848
3,000	Globus Medical Inc., Cl. A†	163,478	137,130
7,000	Grifols SA, ADR†	46,970	56,630
100	ICU Medical Inc.†	6,058	9,806
11,000	Idorsia Ltd.†	137,591	20,763
1,000	Illumina Inc.†	67,837	109,420
25,000	Intercept Pharmaceuticals Inc.†	464,300	473,250
7,000	Mirati Therapeutics Inc.†	398,723	388,710
20,000	NextGen Healthcare Inc.†	471,008	478,400
20,000	Olink Holding AB, ADR†	498,000	498,400
16,500	Perrigo Co. plc	623,704	456,060
7,000	Point Biopharma Global Inc.†	86,559	88,620
6,000	QIAGEN NV†	270,234	224,580
500	QuidelOrtho Corp.†	55,482	30,540
2,300	Seagen Inc.†	455,965	489,463
10,000	Tabula Rasa HealthCare Inc.†	102,599	104,300
4,000	TherapeuticsMD Inc.†	39,483	8,520
60,000	Viatris Inc.	828,871	534,000
		5,399,903	4,996,043
	Hotels and Gaming — 0.8%
2,500	Ryman Hospitality Properties Inc., REIT	114,058	214,000

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
8,000	Vista Outdoor Inc.†	$233,030	$200,960
		347,088	414,960
	Machinery — 1.8%
25,000	CFT SpA†(b)	138,180	121,682
33,000	CNH Industrial NV	327,683	365,410
30,000	CNH Industrial NV, Borsa Italiana	236,977	329,400
6,000	Valmet Oyj	192,399	134,336
		895,239	950,828
	Materials — 0.4%
1,600	Rogers Corp.†	274,558	196,624

	Media — 2.6%
52,000	Telenet Group Holding NV	1,446,678	1,155,445
40,000	The E.W. Scripps Co., Cl. A†	612,368	218,800
		2,059,046	1,374,245
	Metals and Mining — 2.8%
38,000	Alamos Gold Inc., Cl. A	478,500	470,440
14,000	JSR Corp.	401,811	371,209
4,257	Kinross Gold Corp.	22,197	22,225
14,000	Newcrest Mining Ltd., ADR	237,440	209,300
15,000	Pan American Silver Corp.	210,416	219,146
85,000	PolyMet Mining Corp.†	177,225	178,500
100,000	Sierra Metals Inc.†	121,116	28,450
		1,648,705	1,499,270
	Publishing — 0.1%
5,000	Lee Enterprises Inc.†	84,954	44,700

	Real Estate — 0.5%
5,000	Corem Property Group AB, Cl. B	11,505	3,221
3,000	Healthcare Realty Trust Inc., REIT	58,219	43,050
23,000	Hersha Hospitality Trust, Cl. A, REIT	228,327	228,160
33,000	Trinity Place Holdings Inc.†	96,564	12,702
		394,615	287,133
	Retail — 2.6%
5,000	Albertsons Companies Inc., Cl. A	117,810	108,500
3,000	Chico's FAS Inc.†	22,500	22,440
10,000	Self Storage Group ASA†	37,070	35,538
100,000	Sportsman's Warehouse Holdings Inc.†	1,195,318	509,000
90,000	The Fresh Market Inc.†(b)	0	0
27,700	Village Super Market Inc., Cl. A	632,642	677,819
Shares		Cost	Market Value
12,400	Yamada Holdings Co. Ltd.	$36,458	$39,088
		2,041,798	1,392,385
	Semiconductors — 0.1%
600	Silicon Motion Technology Corp., ADR†	48,455	32,148
700	Tower Semiconductor Ltd.†	22,082	16,114
		70,537	48,262
	Specialty Chemicals — 2.8%
10,000	Chase Corp.(a)	1,262,500	1,270,600
10,000	Mativ Holdings Inc.	195,680	131,000
15,000	SGL Carbon SE†	198,385	91,975
		1,656,565	1,493,575
	Telecommunications — 2.4%
200,000	Koninklijke KPN NV	605,309	671,894
7,000	Liberty Latin America Ltd., Cl. A†	70,614	47,810
12,000	Liberty Latin America Ltd., Cl. C†	110,478	82,200
8,000	Orange Belgium SA†	155,831	114,613
11,000	Parrot SA†	39,889	30,262
1,000	Rogers Communications Inc., Cl. B	2,955	37,060
32,000	Telesat Corp.†	385,823	326,400
		1,370,899	1,310,239
	Wireless Communications — 4.1%
49,500	Millicom International Cellular SA, SDR†	1,364,029	776,039
380,321	NII Holdings Inc., Escrow†	129,309	133,113
11,000	Telephone and Data Systems Inc.	163,959	200,090
25,500	United States Cellular Corp.†	707,411	1,071,765
		2,364,708	2,181,007
	TOTAL COMMON STOCKS	51,517,949	49,424,504

	CLOSED-END FUNDS — 0.1%
30,000	Altaba Inc., Escrow†	0	69,750

	RIGHTS — 0.7%
	Health Care — 0.2%
6,700	ABIOMED Inc., CVR†	0	11,725
45,000	Achillion Pharmaceuticals Inc., CVR†	0	22,500
52,000	Adamas Pharmaceuticals Inc., CVR†	0	2,600
52,000	Adamas Pharmaceuticals Inc., CVR†	0	2,600
20,000	Akouos Inc., CVR†	0	15,000
4,000	Albireo Pharma Inc., CVR†	0	9,000

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2023

Shares		Cost	Market Value
	RIGHTS (Continued)
	Health Care (Continued)
13,000	Ambit Biosciences Corp., CVR†(b)	$0	$0
35,000	Amryt Pharma plc, CVR†	0	700
35,000	Amryt Pharma plc, CVR†	0	700
56,000	Chinook Therapeutics Inc., CVR†	0	22,400
4,000	CinCor Pharma Inc., CVR†	0	12,000
10,000	Decibel Therapeutics Inc., CVR†	0	7,500
28,000	Epizyme Inc., CVR†	0	560
5,000	Flexion Therapeutics Inc., CVR†	0	3,250
75,000	Innocoll, CVR†(b)	45,000	0
14,000	Ipsen SA/Clementia, CVR†(b)	18,900	0
11,000	Ocera Therapeutics, CVR†(b)	2,970	1,870
3,000	Opiant Pharmaceuticals Inc., CVR†	0	1,500
100,000	Paratek Pharmaceuticals Inc., CVR†	0	2,000
2,000	Prevail Therapeutics Inc., CVR†	0	1,000
2,000	Radius Health Inc., CVR†	0	200
500	Sigilon Therapeutics Inc., CVR†	0	3,775
156,000	Teva Pharmaceutical Industries Ltd., CCCP,
	expire 01/02/24†(b)	74,375	0
7,000	Tobira Therapeutics Inc., CVR†(b)	420	0
		141,665	120,880
	Materials — 0.1%
17,500	Resolute Forest Products Inc., CVR†	0	35,000

	Metals and Mining — 0.4%
10,000	Kinross Gold Corp., CVR†(b)	0	0
400,000	Pan American Silver Corp., CVR†	92,000	200,400
		92,000	200,400
	TOTAL RIGHTS	233,665	356,280
Shares		Cost	Market Value
	WARRANTS — 0.0%
	Business Services — 0.0%
6	Internap Corp.,
	expire 05/08/24†(b)	$0	$3,912

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.1%
$3,285,000	U.S. Treasury Bills,
	5.372% to 5.396%††, 01/11/24 to 01/25/24	3,247,857	3,247,913

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 98.9%	$54,999,471	53,102,359

	SECURITIES SOLD SHORT — (0.8)%
	(Proceeds received $401,966)		(407,563)
	Other Assets and Liabilities (Net) — 1.9%		1,009,874
	NET ASSETS — 100.0%		$53,704,670

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (0.8)%
	Building and Construction — (0.2)%
1,000	Lennar Corp., Cl. A	$93,613	$106,680

	Energy and Utilities — (0.4)%
1,680	Exxon Mobil Corp.	184,854	177,828

	Metals and Mining — (0.1)%
1,600	Newmont Corp.	60,947	59,952

	Semiconductors — (0.1)%
75	Broadcom Inc.	62,552	63,103

	TOTAL SECURITIES SOLD SHORT(c)	$401,966	$407,563

(a)	Securities, or a portion thereof, with a value of $1,249,320 were deposited with the broker as collateral for securities sold short.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	At October 31, 2023, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in securities, at value (cost $54,999,471)	$53,102,359
Foreign currency, at value (cost $456)	456
Cash	425,205
Deposit at brokers for securities sold short	651,005
Receivable for investments sold	9,912
Receivable for Fund shares sold	47
Receivable from Adviser	18,680
Dividends and interest receivable	101,118
Prepaid expenses	277
Total Assets	54,309,059
Liabilities:
Securities sold short, at value (proceeds $401,966)	407,563
Payable for Fund shares redeemed	39,248
Payable for investment advisory fees	43,660
Payable for distribution fees	7,831
Payable for accounting fees	7,500
Payable for chief compliance officer compensation	684
Payable for shareholder communications	56,753
Payable for legal and audit fees	30,610
Other accrued expenses	10,540
Total Liabilities	604,389
Net Assets
(applicable to 3,913,054 shares outstanding)	$53,704,670

Net Assets Consist of:
Paid-in capital	$55,629,498
Total accumulated loss	(1,924,828)
Net Assets	$53,704,670

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($3,877,589 ÷ 287,697 shares outstanding; 100,000,000 shares authorized)	$13.48
Class A:
Net Asset Value and redemption price per share ($21,956,637 ÷ 1,663,796 shares outstanding; 200,000,000 shares authorized)	$13.20
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.01
Class C:
Net Asset Value and offering price per share ($2,563,713 ÷ 222,966 shares outstanding; 100,000,000 shares authorized)	$11.50	(a)
Class Y:
Net Asset Value, offering, and redemption price per share ($25,306,731 ÷ 1,738,595 shares outstanding; 100,000,000 shares authorized)	$14.56

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $50,450)	$918,001
Interest	329,274
Total Investment Income	1,247,275
Expenses:
Investment advisory fees	581,360
Distribution fees - Class AAA	10,566
Distribution fees - Class A	62,464
Distribution fees - Class C	33,827
Registration expenses	87,630
Directors’ fees	67,500
Shareholder communications expenses	63,701
Legal and audit fees	59,383
Accounting fees	45,000
Shareholder services fees	37,464
Custodian fees	19,494
Dividend expense on securities sold short	3,968
Chief compliance officer compensation	2,663
Interest expense	1,542
Service fees for securities sold short (See Note 2)	427
Miscellaneous expenses	20,531
Total Expenses	1,097,520
Less:
Expense reimbursements (See Note 3)	(171,717)
Expenses paid indirectly by broker (See Note 6)	(1,971)
Total Credits and Reimbursements	(173,688)
Net Expenses	923,832
Net Investment Income	323,443

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	1,185,694
Net realized gain on securities sold short	40,096
Net realized loss on forward foreign exchange contracts	(158,426)
Net realized loss on foreign currency transactions	(5,023)
Net realized gain on investments, securities sold short, forward foreign exchange contracts, and foreign currency transactions	1,062,341
Net change in unrealized appreciation/depreciation:
on investments	(2,130,142)
on securities sold short	(5,597)
on forward foreign exchange contracts	25,050
on foreign currency translations	1,954
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward foreign exchange contracts, and foreign currency translations	(2,108,735)
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	(1,046,394)
Net Decrease in Net Assets Resulting from Operations	$(722,951)

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$323,443	$59,654
Net realized gain on investments, securities sold short, forward foreign exchange contracts, and foreign currency transactions	1,062,341	135,378
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward foreign exchange contracts, and foreign currency translations	(2,108,735)	(8,782,382)
Net Decrease in Net Assets Resulting from Operations	(722,951)	(8,587,350)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(26,115)	(466,219)
Class A	(167,670)	(2,144,199)
Class C	(24,836)	(482,326)
Class Y	(246,717)	(2,678,147)
Total Distributions to Shareholders	(465,338)	(5,770,891)

Capital Share Transactions:
Class AAA	(1,264,684)	(155,796)
Class A	(3,798,227)	(745,757)
Class C	(1,417,837)	(1,576,867)
Class Y	(6,361,505)	(7,582,208)

Net Decrease in Net Assets from Capital Share Transactions	(12,842,253)	(10,060,628)

Redemption Fees	—	4

Net Decrease in Net Assets	(14,030,542)	(24,418,865)

Net Assets:
Beginning of year	67,735,212	92,154,077
End of year	$53,704,670	$67,735,212

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)(e)		Portfolio Turnover Rate
Class AAA
2023	$13.86	$0.02	$(0.31)	$(0.29)	$—	$(0.09)	$(0.09)	$—	$13.48	(2.11)%	$3,878	0.18%	1.84%		171%
2022	16.48	(0.04)	(1.51)	(1.55)	—	(1.07)	(1.07)	0.00	13.86	(10.07)	5,257	(0.24)	1.71		160
2021	13.83	(0.03)	2.68	2.65	—	—	—	0.00	16.48	19.16	6,553	(0.21)	1.69		173
2020	14.47	(0.01)	(0.35)	(0.36)	—	(0.28)	(0.28)	0.00	13.83	(2.60)	4,565	(0.07)	1.73		150
2019	14.75	0.01	0.47	0.48	(0.08)	(0.68)	(0.76)	0.00	14.47	3.54	5,697	0.06	1.50		195
Class A
2023	$13.57	$0.02	$(0.30)	$(0.28)	$—	$(0.09)	$(0.09)	$—	$13.20	(2.09)%	$21,957	0.17%	1.84%		171%
2022	16.15	(0.03)	(1.48)	(1.51)	—	(1.07)	(1.07)	0.00	13.57	(10.02)	26,334	(0.23)	1.71		160
2021	13.56	(0.03)	2.62	2.59	—	—	—	0.00	16.15	19.10	32,286	(0.20)	1.69		173
2020	14.22	(0.04)	(0.34)	(0.38)	—	(0.28)	(0.28)	0.00	13.56	(2.79)	27,976	(0.26)	1.91		150
2019	14.49	(0.02)	0.47	0.45	(0.04)	(0.68)	(0.72)	0.00	14.22	3.39	34,529	(0.14)	1.70		195
Class C
2023	$11.92	$(0.07)	$(0.27)	$(0.34)	$—	$(0.08)	$(0.08)	$—	$11.50	(2.89)%	$2,564	(0.60)%	2.59%		171%
2022	14.41	(0.13)	(1.29)	(1.42)	—	(1.07)	(1.07)	0.00	11.92	(10.65)	4,056	(0.99)	2.46		160
2021	12.19	(0.13)	2.35	2.22	—	—	—	0.00	14.41	18.21	6,753	(0.95)	2.44		173
2020	12.88	(0.09)	(0.32)	(0.41)	—	(0.28)	(0.28)	0.00	12.19	(3.33)	7,683	(0.77)	2.48		150
2019	13.22	(0.09)	0.43	0.34	—	(0.68)	(0.68)	0.00	12.88	2.86	16,154	(0.68)	2.25		195
Class Y
2023	$14.87	$0.15	$(0.34)	$(0.19)	$(0.02)	$(0.10)	$(0.12)	$—	$14.56	(1.30)%	$25,307	1.00%	1.01	%(f)	171%
2022	17.53	0.08	(1.61)	(1.53)	(0.06)	(1.07)	(1.13)	0.00	14.87	(9.37)	32,088	0.48	1.02	(f)	160
2021	14.66	0.08	2.83	2.91	(0.04)	—	(0.04)	0.00	17.53	19.87	46,562	0.45	1.04	(f)	173
2020	15.28	0.04	(0.38)	(0.34)	—	(0.28)	(0.28)	0.00	14.66	(2.33)	41,698	0.24	1.47	(f)	150
2019	15.53	0.05	0.50	0.55	(0.12)	(0.68)	(0.80)	0.00	15.28	3.86	73,999	0.30	1.25		195

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended October 31, 2023, 2021, and 2020 would have been 1.84%, 1.65%, and 1.59% (Class AAA), 1.84%, 1.66%, and 1.77% (Class A), 2.59%, 2.41%, and 2.34% (Class C), 1.01%, 1.00%, and 1.33% (Class Y). For the years ended October 31, 2022 and 2019, there was no impact on the expense ratios.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(e)	The Fund incurred interest expense during all years presented. For the years ended October 31, 2022 and 2021, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.70% and 1.69% (Class AAA), 1.70% and 1.69% (Class A), 2.45% and 2.44% (Class C), and 1.01% and 1.03% (Class Y). For the years ended October 31, 2023, 2020, and 2019, there was no impact on the expense ratios.
(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class Y expenses to the Fund. For the years ended October 31, 2023, 2022, 2021, and 2020, these reimbursements amounted to $171,717, $180,664, $167,545, and $8,086, respectively. Without these reimbursements, the operating expenses would have been 1.59%, 1.46%, 1.44%, and 1.47%, respectively.

See accompanying notes to financial statements.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund, the sole series of the Gabelli 787 Fund, Inc. (the Corporation), is incorporated in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its primary objective is capital appreciation. The Fund commenced investment operations on February 28, 2001.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 10/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$4,127,058	$511,164	—	$4,638,222
Food and Beverage	2,910,163	44,404	—	2,954,567
Machinery	829,146	—	$121,682	950,828
Media	218,800	1,155,445	—	1,374,245
Retail	1,392,385	—	0	1,392,385
Wireless Communications	2,047,894	133,113	—	2,181,007
Other Industries (b)	35,933,250	—	—	35,933,250
Total Common Stocks	47,458,696	1,844,126	121,682	49,424,504
Closed-End Funds	—	69,750	—	69,750
Rights (b)	200,400	154,010	1,870	356,280
Warrants (b)	—	—	3,912	3,912
U.S. Government Obligations	—	3,247,913	—	3,247,913
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$47,659,096	$5,315,799	$127,464	$53,102,359

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(407,563)	—	—	$(407,563)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(407,563)	—	—	$(407,563)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the fiscal year ended October 31, 2023, the Fund did not have material transfers into or out of Level 3. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. At October 31, 2023, the total value of Level 3 for the Fund was less than 1% of total net assets.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended October 31, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at October 31, 2023, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the fiscal year ended October 31, 2023, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. The Fund’s volume of activity in forward foreign exchange contracts during the fiscal year ended October 31, 2023 had an average monthly notional amount of approximately $2,136,442.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at October 31, 2023 are reflected within the Schedule of Investments. For the fiscal year ended October 31, 2023, the Fund incurred $427 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2023, the Fund did not hold any restricted securities.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains as determined under GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, and sale of investments in partnerships. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended October 31, 2023, reclassifications were made to decrease paid-in capital by $23, with an offsetting adjustment to total accumulated loss.

The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

	Year Ended October 31, 2023	Year Ended October 31, 2022
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$45,009	$1,757,352
Net long term capital gains	420,329	4,013,539
Total distributions paid	$465,338	$5,770,891

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

At October 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,419,170
Undistributed long term capital gains	52,612
Net unrealized depreciation on investments and foreign currency translations	(3,396,610)
Total	$(1,924,828)

At October 31, 2023, the temporary difference between book basis and tax basis net unrealized appreciation/ (depreciation) on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2023:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$56,087,128	$7,312,284	$(10,704,616)	$(3,392,332)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended October 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class Y to the extent necessary to maintain Class Y’s total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least September 30, 2024 at no more

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

than 1.00% of the value of its average daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets. During the fiscal year ended October 31, 2023, the Adviser reimbursed certain expenses in the amount of $171,717. At October 31, 2023, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $352,381:

For the fiscal year ended October 31, 2022, expiring October 31, 2024	$180,664
For the fiscal year ended October 31, 2023, expiring October 31, 2025	171,717
$352,381

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class Y Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y Shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended October 31, 2023, other than short term securities and U.S. Government obligations, aggregated $95,109,850 and $101,135,028, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended October 31, 2023, the Fund paid $29,021 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $1,222 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended October 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,971.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended October 31, 2023, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund is allocated a portion of the chief compliance officer’s cost. For the fiscal year ended October 31, 2023, the Fund paid or accrued $2,663 in chief compliance officer compensation in the Statement of Operations.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

During the fiscal year ended October 31, 2023, the Fund engaged in sales transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the 1940 Act and amounted to $35,900 in sales transactions.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. As of October 31, 2023, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the ten days of borrowings during the fiscal year ended October 31, 2023 was $510,100 with a weighted average interest rate of 6.59%. The maximum amount borrowed at any time during the fiscal year ended October 31, 2023 was $877,000

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended October 31, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	32,973	$469,780	100,983	$1,602,165
Shares issued upon reinvestment of distributions	1,897	26,115	29,721	460,670
Shares redeemed	(126,405)	(1,760,579)	(149,190)	(2,218,631)
Net decrease	(91,535)	$(1,264,684)	(18,486)	$(155,796)
Class A
Shares sold	105,183	$1,452,083	154,860	$2,247,718
Shares issued upon reinvestment of distributions	10,586	142,802	120,836	1,833,081
Shares redeemed	(392,018)	(5,393,112)	(334,217)	(4,826,556)
Net decrease	(276,249)	$(3,798,227)	(58,521)	$(745,757)
Class C
Shares sold	4,872	$58,430	13,531	$176,236
Shares issued upon reinvestment of distributions	2,085	24,663	34,843	467,238
Shares redeemed	(124,321)	(1,500,930)	(176,554)	(2,220,341)
Net decrease	(117,364)	$(1,417,837)	(128,180)	$(1,576,867)
Class Y
Shares sold	55,498	$832,132	773,053	$12,457,333
Shares issued upon reinvestment of distributions	16,377	241,886	158,390	2,616,597
Shares redeemed	(491,277)	(7,435,523)	(1,429,109)	(22,656,138)
Net decrease	(419,402)	$(6,361,505)	(497,666)	$(7,582,208)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Gabelli 787 Fund, Inc. and Shareholders of Gabelli Enterprise Mergers and Acquisitions Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Enterprise Mergers and Acquisitions Fund

Liquidity Risk Managment Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4]:

Regina M. Pitaro Director 1955	Since 2008	1	Managing Director of GAMCO Asset Management Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita[6] Director 1935	Since 2008	23	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director 1938	Since 2008	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director 1943	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Salvatore M. Sallbello Director 1945	Since 2008	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014); Director of LICT Corp. (Telecommunications)

Salvatore J. Zizza[7] Director 1945	Since 2008	35	President, Zizza & Associates Corp.(private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017-2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address” One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time service in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“This column includes only directorships of companies required to report to the SEC under the Securities Exchange ACT of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds which are part of the Gabelli Fund Complex.
[7]	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli Enterprise Mergers and Acquisitions Fund

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended October 31, 2023, the Fund paid to shareholders ordinary income (comprised of net investment income) totaling $0.022 for Class Y and long term capital gains totaling $420,329 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended October 31, 2023, 34.64% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 63.86% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 16.57% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended October 31, 2023 which was derived from U.S. Treasury securities was 5.34%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of October 31, 2023 was 6.1%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
A Portfolio of the Gabelli 787 Fund, Inc.
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director and Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Vincent D. Enright
Former Senior Vice President and Chief Financial Officer,
KeySpan Corporation

Regina M. Pitaro
Managing Director,
GAMCO Asset Management, Inc.

Salvatore M. Salibello
Senior Partner,
Bright Side Consulting

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal Financial & Accounting Officer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST Asset Manager Solutions, Inc.

LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q423AR

GABELLI FUNDS

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

Annual Report
October 31, 2023

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,710 in 2022 and $23,165 in 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,650 in 2022 and $4,745 in 2023. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,650 in 2022 and $4,745 in 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 29, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 29, 2023

* Print the name and title of each signing officer under his or her signature.